                                                                    Exhibit 10.3

                                 AMENDMENT NO. 2

          Amendment No. 2, dated as of October 14, 2005 ("Amendment No. 2"), by and among LIFEPOINT HOSPITALS, INC. (formerly known as LAKERS HOLDING CORP.), a Delaware corporation ("Borrower"), the Lenders party hereto, CITICORP NORTH AMERICA, INC., as administrative agent for the Lenders (the "Administrative Agent"), and BANK OF AMERICA, N.A., as Issuing Bank, to the Credit Agreement dated as of April 15, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the "Lenders"), the Administrative Agent, CIBC WORLD MARKETS CORP., BANK OF AMERICA, N.A., UBS SECURITIES LLC AND SUNTRUST BANK, as co-syndication agents, and CITIGROUP GLOBAL MARKETS INC., as sole lead arranger and sole bookrunner. Terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

          WHEREAS, the Borrower has requested that the Administrative Agent, the Requisite Lenders and the Issuing Bank (with respect to the amendment to Section 2.06(b)) amend certain provisions of the Credit Agreement;

          WHEREAS, the Administrative Agent, the Requisite Lenders and the Issuing Bank (with respect to the amendment to Section 2.06(b)) have considered and agreed to the Borrower's requests, upon the terms and conditions set forth in this Amendment No. 2;

          NOW, THEREFORE:

          SECTION 1. Amendments.

          (a) Section 1.01 of the Credit Agreement is hereby amended as follows:

               (i) The definition of "Permitted Convertible Debt" is hereby amended by (A) adding at the end of clause (3) thereof the following:
     "provided that such Indebtedness may include a provision permitting a holder thereof to convert or exchange or exercise such Indebtedness for cash in connection with a "fundamental change" (as such term is customarily used in a convertible debt security issued in a public or Rule 144A offering) so long as such cash payment is not effected until the consummation of the fundamental change and is subject to the limitations set forth in this Agreement and the other Loan Documents (including, without limitation, those relating to Defaults and Events of Default having occurred and being continuing; it being understood that the terms of such Indebtedness may provide for a default or event of default thereunder for failure to pay such cash);" and (B) adding immediately prior to the semicolon at the end of clause (4) thereof the following: "(including, without limitation, those relating to Defaults and Events of Default having occurred and being continuing; it being understood that such Indebtedness may provide for a default or event of default thereunder for failure to honor such repurchase or redemption)".

               (ii) The definition of "Permitted Refinancing" is hereby amended by adding at the end thereof the following: "For the avoidance of doubt, it is understood and agreed that the 3.25% Convertible Senior Subordinated Debentures due 2025 issued by the Borrower on August 10, 2005 shall be deemed to be a Permitted Refinancing."

          (b) Section 2.05(c)(iii) of the Credit Agreement is hereby amended by adding the words "or Permitted Acquisitions" immediately following the words "in capital assets".

          (c) Section 2.05(c)(iv) of the Credit Agreement is hereby amended by
(A) adding after the phrase "repair, replace or restore any Property in respect of which such Net Proceeds were paid" the following: "(or reimburse the Borrower or its Subsidiaries for the funds spent for this purpose) and (B) adding after the phrase "fund the substitution of other Property used or usable in the business of Borrower or the Subsidiaries" the following: "(or reimburse the Borrower or its Subsidiaries for the funds spent for this purpose)".

          (d) Section 2.06(b) of the Credit Agreement is hereby amended by deleting the amount "50,000,000" and replacing it with the amount "75,000,000".

          (e) Section 5.01(g) of the Credit Agreement is hereby amended by adding immediately preceding the semicolon at the end thereof the following:
"(provided that any such report on Form 8-K which is filed with and available on the SEC's EDGAR system shall be deemed delivered to each Lender and the Administrative Agent at the time of filing thereof)".

          (f) Clause (z) of Section 6.01(xi) of the Credit Agreement is hereby amended by adding after the words "principal amount of such Permitted Subordinated Indebtedness" the following: "(except for Permitted Subordinated Indebtedness the proceeds of which are used for the prepayment of the Term B Loans)".

          (g) Section 6.05(xiv) of the Credit Agreement is hereby amended by deleting the amount "$300,000,000" appearing therein and replacing it with the amount "$600,000,000".

          (h) Section 6.07(vii) of the Credit Agreement is hereby amended (1) by adding immediately preceding the text in such Section "(x)"; (2) by deleting the proviso thereto in its entirety and (3) by adding immediately preceding the semicolon at the end of such section the following; "; provided that such amount may be increased by any amounts available (after giving to any increase pursuant hereto) under this clause (vii) for any prior Fiscal Year and not so used and
(y) in addition to the foregoing clause (x), so long as no Default shall have occurred and be continuing and so long as after giving effect thereto the Senior Leverage Ratio is less than 2.0:1.0 and the Total Leverage Ratio is less than 3.5:1.0, repurchases, redemptions or repayments of Subordinated Debt not to exceed $150,000,000 in the aggregate since the Effective Date.

          (i) Section 6.10(b) of the Credit Agreement is hereby amended by (A) deleting clauses (i) and (ii) of the proviso thereto and replacing them with the following: "(i) the Loan Parties may make prepayments, repurchases or redemptions of Subordinated Debt to the extent permitted by Section 6.07(vii)",
(B) renumbering clause "(iii)" as clause "(ii)" and (C) renumbering clause "(iv)" as clause "(iii)" and deleting therein the words "Province 2008 Notes" and replacing them with the words "the Province Notes".

          (j) Section 6.14 of the Credit Agreement is hereby amended by adding immediately preceding the closing parenthetical in the phrase "of consolidated net revenues (excluding revenues associated with an insurance plan)" (in both places where such phrase appears) the words "and including revenues from discontinued operations".

          SECTION 2. Representations, Warranties and Covenants. The Loan Parties represent, warrant and covenant to the Administrative Agent that:

          (a) this Amendment No. 2 has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms;

          (b) after giving effect to this Amendment No. 2, the representations and warranties set forth in Article III of the Credit Agreement and the other Loan Documents will be true and correct with the same effect as if made on and as of the date hereof (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

          (c) no Default or Event of Default has occurred and is continuing.

          SECTION 3. Conditions to Effectiveness. This Amendment No. 2 shall become effective when:

          (a) the Administrative Agent shall have received counterparts of this Amendment No. 2 that, when taken together, bear the signatures of the Requisite Lenders, the Issuing Bank and the Loan Parties; and

          (b) all fees and expenses required to be paid or reimbursed by Borrower pursuant to the Credit Agreement, including all invoiced fees and expenses of counsel to the Administrative Agent shall have been paid or reimbursed, on or prior to effectiveness as applicable.

          SECTION 4. APPLICABLE LAW. THIS AMENDMENT NO. 2 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. SECTION 9.11 OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT NO 2.

          SECTION 5. Credit Agreement; Loan Document. Except as expressly set forth herein, this Amendment No. 2 shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. For the avoidance of doubt, this Amendment No. 2 shall be deemed to be a "Loan Document" within the meaning of the Credit Agreement.

          SECTION 6. Counterparts. This Amendment No. 2 may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one agreement. Delivery of an executed counterpart of a signature page of this Amendment No. 2 by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Amendment No. 2.

                            [Signature Pages Follow]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their authorized officers as of the date set forth above.

                                        LIFEPOINT HOSPITALS, INC.


                                        By: /s/ Michael J. Culotta
                                            ------------------------------------
                                        Name: Michael J. Culotta
                                        Title: Chief Financial Officer


                                        EACH OF THE SUBSIDIARIES LISTED
                                        ON SCHEDULE I HERETO (other
                                        than LifePoint Asset
                                        Management Company, Inc.)


                                        By: /s/ William F. Carpenter III
                                            ------------------------------------
                                        Name: William F. Carpenter III
                                        Title: Authorized Signatory


                                        LIFEPOINT ASSET MANAGEMENT COMPANY, INC.


                                        By: /s/ Mary Kim E. Shipp
                                            ------------------------------------
                                        Name: Mary Kim E. Shipp
                                        Title: Authorized Signatory


CONSENTED TO:

CITICORP NORTH AMERICA, INC.,
as Administrative Agent


By: /s/ Richard Zagnes
    ------------------------------------
Name: Richard Zagnes
Title: Managing Director


BANK OF AMERICA, N.A.,
as Issuing Bank (with respect to
the amendment to Section 2.06(b))


By: /s/ Peter D. Griffith
    ------------------------------------
Name: Peter D. Griffith
Title: Senior Vice President

                                        CITICORP NORTH AMERICA, INC.,
                                        as a Lender


                                        By: /s/ David E. Graber
                                            ------------------------------------
                                        Name: David E. Graber
                                        Title: Attorney-In-Fact


                                        Raymond James Bank, F.B.
                                        as a Lender


                                        By: /s/ Thomas F. Macier
                                            ------------------------------------
                                        Name: Thomas F. Macier
                                        Title: Senior Vice President


                                        SunTrust Bank, as a Lender


                                        By: /s/ Mark D. Mattson
                                            ------------------------------------
                                        Name: Mark D. Mattson
                                        Title: Managing Director


                                        Franklin CLO I, Limited,
                                        as a Lender


                                        By: /s/ David Ardini
                                            ------------------------------------
                                        Name: David Ardini
                                        Title: Vice President


                                        Franklin CLO II, Limited,
                                        as a Lender


                                        By: /s/ David Ardini
                                            ------------------------------------
                                        Name: David Ardini
                                        Title: Vice President


                                        Franklin CLO III, Limited,
                                        as a Lender


                                        By: /s/ David Ardini
                                            ------------------------------------
                                        Name: David Ardini
                                        Title: Vice President


                                        Franklin CLO IV, Limited,
                                        as a Lender


                                        By: /s/ David Ardini
                                            ------------------------------------
                                        Name: David Ardini
                                        Title: Vice President

                                        FRANKLIN STRATEGIC INCOME FUND
                                        (CANADA), as a Lender


                                        By: /s/ Madeline Lam
                                            ------------------------------------
                                        Name: Madeline Lam
                                        Title: Assistant Vice President


                                        Merrill Lynch Capital Corp., as a Lender


                                        By: /s/ Michael E. O'Brian
                                            ------------------------------------
                                        Name: Michael E. O'Brian
                                        Title: Vice President


                                        Fifth Third Bank, N.A., as a Lender


                                        By: /s/ Sandy Hamrick
                                            ------------------------------------
                                        Name: Sandy Hamrick
                                        Title: Vice President


                                        EMERALD ORCHARD LIMITED, as a Lender


                                        By: /s/ Denton Robinson
                                            ------------------------------------
                                        Name: Denton Robinson
                                        Title: Loan Closer


                                        Malibu CBNA Loan Funding LLC, for itself or as agent for Malibu CFPI Loan Funding LLC, as a Lender


                                        By: /s/ Beata Konopko
                                            ------------------------------------
                                        Name: Beata Konopko
                                        Title: As Attorney-In-Fact


                                        Trumbull THC2 Loan Funding LLC, for
                                        itself or as agent for Trumbull THC2
                                        CFPI Loan Funding LLC, as a Lender


                                        By: /s/ Beata Konopko
                                            ------------------------------------
                                        Name: Beata Konopko
                                        Title: As Attorney-In-Fact


                                        Stedman CBNA Loan Funding LLC, for
                                        itself or as agent for Stedman CFPI Loan
                                        Funding LLC, as a Lender


                                        By: /s/ Beata Konopko
                                            ------------------------------------
                                        Name: Beata Konopko
                                        Title: As Attorney-In-Fact

                                        Bushnell CBNA Loan Funding LLC, for
                                        itself or as agent for Bushnell CFPI
                                        Loan Funding LLC, as a Lender


                                        By: /s/ Beata Konopko
                                            ------------------------------------
                                        Name: Beata Konopko
                                        Title: As Attorney-In-Fact


                                        HARBOUR TOWN FUNDING LLC, as a Lender


                                        BY: /s/ M. Cristina Higgins
                                            ------------------------------------
                                        Name: M. Cristina Higgins
                                        Title: Assistant Vice President


                                        LONG LANE MASTER TRUST IV, as a Lender


                                        BY: /s/ M. Cristina Higgins
                                            ------------------------------------
                                        Name: M. Cristina Higgins
                                        Title: Assistant Vice President


                                        New York Life Insurance Company, as a
                                        Lender


                                        BY: /s/ Robert H. Dial
                                            ------------------------------------
                                        Name: Robert H. Dial
                                        Title: Vice President


                                        New York Life Insurance and Annuity
                                        Corporation

                                        By: New York Life Investment Management
                                            LLC, its Investment Manager, as a
                                            Lender


                                        BY: /s/ Robert H. Dial
                                            ------------------------------------
                                        Name: Robert H. Dial
                                        Title: Managing Director


                                        NYLIM Institutional Floating Rate Fund
                                        L.P.

                                        BY: New York Life Investment Management,
                                            LLC, its Investment Manager, as a
                                            Lender


                                        BY: /s/ Robert H. Dial
                                            ------------------------------------
                                        Name: Robert H. Dial
                                        Title: Managing Director


                                        MainStay Floating Rate Fund, a series of
                                        Eclipse Funds, Inc.

                                        By: New York Life Investment Management
                                            LLC, as a Lender


                                        BY: /s/ Robert H. Dial
                                            ------------------------------------
                                        Name: Robert H. Dial
                                        Title: Managing Director

                                        MainStay VP Floating Rate Portfolio,
                                        a series of MainStay VP Series Fund,
                                        Inc., as a Lender

                                        By: New York Life Investment Management
                                            LLC


                                        By: /s/ Robert H. Dial
                                            ------------------------------------
                                        Name: Robert H. Dial
                                        Title: Managing Director


                                        ARES ENHANCED LOAN INVESTMENT STRATEGY,
                                        LTD.

                                        By: Ares Enhanced Loan Management, L.P.,
                                            Investment Manager

                                        By: Ares Enhances Loan GP, LLC
                                            Its General Partner


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President


                                        ARES ENHANCED LOAN INVESTMENT
                                        STRATEGY II, LTD.

                                        By: Ares Enhanced Loan Management II,
                                            L.P., Investment Manager

                                        By: Ares Enhanced Loan GP II, LLC
                                            Its General Partner


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President


                                        ARES IIR CLO Ltd.


                                        By: Ares CLO Management IIR, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP IIR, LLC
                                            Its General Partner


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President

                                        Ares IV CLO, Ltd.

                                        By: Ares CLO Management IV, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP IV, LLC,
                                            Its Managing Member


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President


                                        Ares V CLO, Ltd.

                                        By: Ares CLO Management V, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP V, LLC,
                                            Its Managing Member


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President


                                        Ares VI CLO, Ltd.

                                        By: Ares CLO Management VI, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP VI, LLC,
                                            Its Managing Member


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President


                                        Ares VII CLO, Ltd.

                                        By: Ares CLO Management VII, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP VII, LLC,
                                            Its General Partner


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President

                                        Ares VIII CLO, Ltd.

                                        By: Ares CLO Management VIII, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP VIII, LLC,
                                            Its General Partner


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President


                                        Ares IX CLO, Ltd.

                                        By: Ares CLO Management IX, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP IX, LLC,
                                            Its General Partner


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President


                                        Ares X CLO, Ltd.

                                        By: Ares CLO Management X, L.P.,
                                            Investment Manager

                                        By: Ares CLO GP X, LLC,
                                            Its General Partner


                                        By: /s/ Jeff M. Moore
                                            ------------------------------------
                                        Name: Jeff M. Moore
                                        Title: Vice President


                                        Citicorp Financial Products, as a Lender


                                        By: /s/ Janet Wallace-Himmler
                                            ------------------------------------
                                        Name: Janet Wallace-Himmler
                                        Title: Authorized Signatory

                                        Black Diamond CLO 2005-2 Ltd.

                                        By: Black Diamond Capital Management,
                                            L.L.C., As Its Collateral Manager,
                                            as a Lender


                                        By: /s/ James J. Zenni, Jr.
                                            ------------------------------------
                                        Name: James J. Zenni, Jr.
                                        Title: President & Manager Partner
                                               Black Diamond Capital
                                               Management, L.L.C.


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Prospect Funding I, LLC as
                                        Term Lender, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Katonah IV, LTD. by Sankaty Advisors LLC as Sub-Advisors, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Katonah III, LTD. by Sankaty Advisors
                                        LLC as Sub-Advisors, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Katonah II, LTD. by Sankaty Advisors LLC as Sub-Advisors, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Chatham Light II CLO, Limited, by
                                        Sankaty Advisors, LLC as Collateral
                                        Manager, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President

                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Loan Funding XI LLC, as Term
                                        Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for AVERY POINT CLO, LTD.,
                                        as Term Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point II CLO Limited,
                                        as Term Lender, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point CLO, Limited, as
                                        Term Lender, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill III CLO,
                                        Limited, as Term Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill I - INGOTS,
                                        Ltd., as Term Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Prospect Funding I, LLC, as
                                        Term Lender

                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Katonah IV, LTD. by Sankaty Advisors LLC as Sub-Advisors, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Katonah III, LTD. by Sankaty Advisors
                                        LLC as Sub-Advisors, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Katonah II, LTD. by Sankaty Advisors LLC as Sub-Advisors, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Chatham Light II CLO, Limited, by
                                        Sankaty Advisors, LLC as Collateral
                                        Manager, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Loan Funding XI LLC, as Term
                                        Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for AVERY POINT CLO, LTD., as
                                        Term Lender, as a Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point II CLO Limited,
                                        as Term Lender

                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Race Point CLO, Limited, as
                                        Term Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill III CLO,
                                        Limited, as Term Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        Sankaty Advisors, LLC as Collateral
                                        Manager for Castle Hill I - INGOTS,
                                        Ltd., as Term Lender


                                        By: /s/ Timothy Barns
                                            ------------------------------------
                                        Name: Timothy Barns
                                        Title: Senior Vice President


                                        General Electric Capital Corporation, as a Lender


                                        By: /s/ David P. Campbell
                                            ------------------------------------
                                        Name: David P. Campbell
                                        Title: Its Duly Authorized Signatory


                                        WIND RIVER CLO I LTD.
                                        By McDonnell Investment Management, LLC, as Manager, as a Lender


                                        By: /s/ Kathleen A. Zarn
                                            ------------------------------------
                                        Name: Kathleen A. Zarn
                                        Title: Vice President


                                        WIND RIVER CLO II - TATE INVESTORS, LTD.
                                        By McDonnell Investment Management, LLC, as Manager, as a Lender


                                        By: /s/ Kathleen A. Zarn
                                            ------------------------------------
                                        Name: Kathleen A. Zarn
                                        Title: Vice President

                                        MCDONNELL LOAN OPPORTUNITY LTD By
                                        McDonnell Investment Management, LLC, as
                                        Investment Manager, as a Lender


                                        By: /s/ Kathleen A. Zarn
                                            ------------------------------------
                                        Name: Kathleen A. Zarn
                                        Title: Vice President


                                        BANK OF AMERICA, N.A., as a Lender


                                        By: /s/ Peter D. Griffith
                                            ------------------------------------
                                        Name: Peter D. Griffith
                                        Title: Senior Vice President


                                        Atrium III, as a Lender


                                        By: /s/ David H. Lerner
                                            ------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory


                                        Atrium IVI, as a Lender


                                        By: /s/ David H. Lerner
                                            ------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory


                                        Castle Garden, as a Lender


                                        By: /s/ David H. Lerner
                                            ------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory


                                        CSAM SLF, as a Lender


                                        By: /s/ David H. Lerner
                                            ------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory


                                        Atrium CDO, as a Lender


                                        By: /s/ David H. Lerner
                                            ------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory


                                        CSAM Funding II, as a Lender

                                        By: /s/ David H. Lerner
                                            ------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory


                                        CSAM Funding I as a Lender


                                        By: /s/ David H. Lerner
                                            ------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory


                                        Robson Trust, as a Lender


                                        By: /s/ David H. Lerner
                                            ------------------------------------
                                        Name: David H. Lerner
                                        Title: Authorized Signatory


                                        Hewett's Island CDO, Ltd.

                                        By: Cypress Tree Investment Management
                                            Company, Inc. as Portfolio Manager,
                                            as a Lender


                                        By: /s/ Preston I. Carnes, Jr.
                                            ------------------------------------
                                        Name: Preston I. Carnes, Jr.
                                        Title: Managing Director


                                        Hewett's Island CLO III, Ltd.

                                        By: Cypress Tree Investment Management
                                            Company, Inc. as Portfolio Manager,
                                            as a Lender


                                        By: /s/ John . Frabotta
                                            ------------------------------------
                                        Name: John Frabotta
                                        Title: Managing Director


                                        INVESTORS BANK & TRUST COMPANY AS
                                        SUB-CUSTODIAN AGENT OF CYPRESSTREE
                                        INTERNATIONAL LOAN HOLDING COMPANY
                                        LIMITED, as a Lender


                                        By: /s/ John . Frabotta
                                            ------------------------------------
                                        Name: John Frabotta
                                        Title: Managing Director


                                        By: /s/ Preston I. Carnes, Jr.
                                            ------------------------------------
                                        Name: Preston I. Carnes, Jr.
                                        Title: Managing Director


                                        MASTER SENIOR FLOATING RATE TRUST,
                                        as a Lender

                                        By: /s/ Santos Alex
                                            ------------------------------------
                                        Name: Santos Alex
                                        Title:

                                        Floating Rate Income Strategies Fund,
                                        Inc., as a Lender


                                        By: /s/ Santos Alex
                                            ------------------------------------
                                        Name: Santos Alex
                                        Title:


                                        AMBROSIA TRUST

                                        By: Merrill Lynch Investment Managers,
                                            L.P., as Investment Manager, as a
                                            Lender


                                        By: /s/ Santos Alex
                                            ------------------------------------
                                        Name: Santos Alex
                                        Title:


                                        Blue Square Funding Limited Series 3, as a Lender


                                        By: /s/ Deborah O'Keeffe
                                            ------------------------------------
                                        Name: Deborah O'Keeffe
                                        Title: Vice President


                                        The Bank of New York, as a Lender


                                        By: /s/ Christopher Kordes
                                            ------------------------------------
                                        Name: Christopher Kordes
                                        Title: Vice President


                                        Arabesque Trust

                                        By: Aladdin Capital Management, as a
                                            Lender


                                        By: /s/ William S. Luthans
                                            ------------------------------------
                                        Name: William S. Luthans
                                        Title: Director


                                        Landmark CDO Ltd.

                                        By: Aladdin Capital Management, as a
                                            Lender


                                        By: /s/ William S. Luthans
                                            ------------------------------------
                                        Name: William S. Luthans
                                        Title: Director


                                        Centurion CDO II, Ltd.

                                        By: RiverSource Inverstments, LLC as
                                            Collateral Manager, as a Lender


                                        By: /s/  Vincent Pham
                                            ------------------------------------
                                        Name: Vincent Pham
                                        Title: Director - Operations

                                        Centurion CDO III, Ltd.

                                        By: RiverSource Inverstments, LLC
                                            as Collateral Manager, as a Lender


                                        By: /s/ Vincent Pham
                                            ------------------------------------
                                        Name: Vincent Pham
                                        Title:  Director - Operations


                                        Centurion CDO IV, Ltd.

                                        By: RiverSource Inverstments, LLC
                                            as Collateral Manager, as a Lender


                                        By: /s/ Vincent Pham
                                            ------------------------------------
                                        Name: Vincent Pham
                                        Title: Director - Operations


                                        Centurion CDO VII, Ltd.

                                        By: RiverSource Inverstments, LLC
                                            as Collateral Manager, as a Lender


                                        By: /s/ Vincent Pham
                                            ------------------------------------
                                        Name: Vincent Pham
                                        Title: Director - Operations


                                        Centurion CDO 8, Limited

                                        By: RiverSource Inverstments, LLC
                                            as Collateral Manager, as a Lender


                                        By: /s/ Vincent Pham
                                            ------------------------------------
                                        Name: Vincent Pham
                                        Title: Director - Operations


                                        Centurion CDO 9, Limited

                                        By: RiverSource Inverstments, LLC
                                            as Collateral Manager, as a Lender


                                        By: /s/ Vincent Pham
                                            ------------------------------------
                                        Name: Vincent Pham
                                        Title: Director - Operations


                                        Centurion CDO 11, Limited

                                        By: RiverSource Inverstments, LLC
                                            as Collateral Manager, as a Lender


                                        By: /s/ Vincent Pham
                                            ------------------------------------
                                        Name: Vincent Pham
                                        Title: Director - Operations

                                        IDS Life Insurance Company

                                        By: RiverSource Inverstments, LLC
                                            as Collateral Manager, as a Lender


                                        By: /s/ Vincent Pham
                                            ------------------------------------
                                        Name: Vincent Pham
                                        Title: Director - Operations


                                        Ameriprise Certificate Company

                                        By: RiverSource Inverstments, LLC
                                            as Collateral Manager, as a Lender


                                        By: /s/ Vincent Pham
                                            ------------------------------------
                                        Name: Vincent Pham
                                        Title: Director - Operations


                                        Prospero GLO I, as a Lender


                                        By: /s/ Randy Watkins
                                            ------------------------------------
                                        Name: Randy Watkins
                                        Title: Executive Director


                                        Veritas CLO II, as a Lender


                                        By: /s/ Randy Watkins
                                            ------------------------------------
                                        Name: Randy Watkins
                                        Title: Executive Director


                                        Regions Bank, as a Lender


                                        By: /s/ Carol S. Geraghty
                                            ------------------------------------
                                        Name: Carol S. Geraghty
                                        Title: Vice President


                                        Veritas CLO I, as a Lender


                                        By: /s/ Eric Hurshman
                                            ------------------------------------
                                        Name: Eric Hurshman
                                        Title: Vice President


                                        Highland Loan Funding V Ltd.,
                                        as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Restoration Funding CLO, LTD,
                                        as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                                        Loan Funding IV, LLC, as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                                        Loan Funding VII, LLC, as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                                        Southfork CLO, Ltd., as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Jasper CLO, Ltd., as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                                        ELF Funding Trust I, as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                                        Gleneagles CLO, Ltd., as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                                        Highland Offshore Partners, L.P.,
                                        as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.

                                        Loan Star State Trust, as a Lender

                                        By: Highland Capital Management, L.P.,
                                            As Collateral Manager

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                                        Liberty Mutual Fire Insurance Company,
                                        as a Lender

                                        By: Highland Capital Management, L.P.,
                                            Its Investment Advisor

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                                        Liberty Mutual Insurance Company,
                                        as a Lender

                                        By: Highland Capital Management, L.P.,
                                            Its Investment Advisor

                                        By: Strand Advisors, Inc.,
                                            Its General Partner


                                        By: /s/ Chad Schramek
                                            ------------------------------------
                                        Name: Chad Schramek
                                        Title: Assistant Treasurer
                                               Strand Advisors Inc.,
                                               General Partner of Highland
                                               Capital Management, L.P.


                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Lender


                                        By: /s/ J.T. Taylor
                                            ------------------------------------
                                        Name: J.T. Taylor
                                        Title: Senior Vice President


                                        MORGAN STANLEY PRIME INCOME TRUST,
                                        as a Lender


                                        By: /s/ Jinny K. Kim
                                            ------------------------------------
                                        Name: J.T. Taylor
                                        Title: Vice President

                                        L.A. FUNDING LLC, as a Lender


                                        By: /s/ M. Christina Higgins
                                            ------------------------------------
                                        Name: M. Christina Higgins
                                        Title: Assistant Vice President


                                        PINEHURST TRADING, INC., as a Lender


                                        By: /s/ M. Christina Higgins
                                            ------------------------------------
                                        Name: M. Christina Higgins
                                        Title: Assistant Vice President


                                        STANWICH LOAN FUNDING LLC, as a Lender


                                        By: /s/ M. Christina Higgins
                                            ------------------------------------
                                        Name: M. Christina Higgins
                                        Title: Assistant Vice President


                                        AZURE FUNDING, as a Lender


                                        By: /s/ Greg Myers
                                            ------------------------------------
                                        Name: Greg Myers
                                        Title: Trust Officer
                                               AS ATTORNEY-IN-FACT


                                        AVALON CAPITAL LTD. 3

                                        By: INVESCO Senior Secured Management,
                                            Inc. As Asset Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        CHAMPLAIN CLO, LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. As Collateral Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        CHARTER VIEW PORTFOLIO

                                        By: INVESCO Senior Secured Management,
                                            Inc. Investment Advisor


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        DIVERSIFIED CREDIT PORTFOLIO LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        AIM FLOATING RATE FUND

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Sub-Adviser


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        INVESCO EUROPEAN CDO I S.A.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        LOAN FUNDING IX LLC, for itself or as
                                        agent for Corporate Loan Funding IX LLC

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Portfolio Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        KATONAH V, LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Investment Advisor


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        MOSELLE CLO S.A.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Interim Collateral Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        SEQUILS-LIBERTY, LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager

                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory

                                        SAGAMORE CLO LTD.

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Collateral Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        SARATOGA CLO I, LIMITED

                                        By: INVESCO Senior Secured Management,
                                            Inc. as Asset Manager


                                        By: /s/ Thomas H.B. Ewald
                                            ------------------------------------
                                        Name: Thomas H.B. Ewald
                                        Title: Authorized Signatory


                                        Franklin CLO I, Limited, as a Lender


                                        By: /s/ David Ardini
                                            ------------------------------------
                                        Name: David Ardini
                                        Title: Vice President


                                        Franklin CLO II, Limited, as a Lender


                                        By: /s/ David Ardini
                                            ------------------------------------
                                        Name: David Ardini
                                        Title: Vice President


                                        Aetna Life Insurance Company,
                                        as a Lender


                                        By: /s/ Alan C. Petersen
                                            ------------------------------------
                                        Name: Alan C. Petersen
                                        Title: Investment Manager


                                        KINGSLAND I, LTD., as a Lender


                                        By: /s/ Vincent Siino
                                            ------------------------------------
                                        Name: Vincent Siino
                                        Title: Director of Portfolio Admin.
                                               Kingsland Capital Management,
                                               LLC, as Manager

                                        UBS Loan Finance LLC, as a Lender


                                        By: /s/ Wilfred V. Saint
                                            ------------------------------------
                                        Name: Wilfred V. Saint
                                        Title: Director, Banking Products
                                               Services, US


                                        By: /s/ Richard L. Tavrow
                                            ------------------------------------
                                        Name: Richard L. Tavrow
                                        Title: Director, Banking Products
                                               Services, US


                                        UBS AG, Stamford Branch, as a Lender


                                        By: /s/ Wilfred V. Saint
                                            ------------------------------------
                                        Name: Wilfred V. Saint
                                        Title: Director, Banking Products
                                               Services, US


                                        By: /s/Richard L. Tavrow
                                            ------------------------------------
                                        Name: Richard L. Tavrow
                                        Title: Director, Banking Products
                                               Services, US


                                        Sovereign Bank, as a Lender


                                        By: /s/ Amanda Rich
                                            ------------------------------------
                                        Name: Amanda Rich
                                        Title: Vice President


                                        Braymoor & Co.

                                        By: Bear Stearns Asset Management, Inc.
                                            as its attorney-in-fact, as a Lender


                                        By: /s/ Niall D. Rosenzweig
                                            ------------------------------------
                                        Name: Niall D. Rosenzweig
                                        Title: Managing Director


                                        Bear Stearns Loan Trust

                                        By: Bear Stearns Asset Management, Inc.
                                            as its attorney-in-fact, as a Lender


                                        By: /s/ Niall D. Rosenzweig
                                            ------------------------------------
                                        Name: Niall D. Rosenzweig
                                        Title: Managing Director


                                        GALLATIN CLO II 2005-1 LTD.

                                        BY: BEAR STEARNS ASSET MANAGEMENT, INC.
                                            AS ITS COLLATERAL MANAGER,
                                            as a Lender

                                        By: /s/ Niall D. Rosenzweig
                                            ------------------------------------
                                        Name: Niall D. Rosenzweig
                                        Title: Managing Director


                                        VAN KAMPEN SENIOR LOAN FUND

                                        BY: Van Kampen Asset Management,
                                            as a Lender


                                        By: /s/ Christina Jamieson
                                            ------------------------------------
                                        Name: Christina Jamieson
                                        Title: Executive Director


                                        VAN KAMPEN SENIOR INCOME TRUST

                                        BY: Van Kampen Asset Management,
                                            as a Lender


                                        By: /s/ Christina Jamieson
                                            ------------------------------------
                                        Name: Christina Jamieson
                                        Title: Executive Director


                                        Kitty Hawk Trust

                                        BY: Morgan Stanley Investment Management
                                             Inc., as Investment Manager


                                        By: /s/ Christina Jamieson
                                            ------------------------------------
                                        Name: Christina Jamieson
                                        Title: Executive Director


                                        LIGHTPOINT CLO 2004-1, LTD.
                                        LIGHTPOINT CLO III, LTD.
                                        LIGHTPOINT CLO IV, LTD., as an Investor


                                        By: /s/ Colin Donlon
                                            ------------------------------------
                                        Name: Colin Donlon
                                        Title: Vice President


                                        Denali Capital LLC, managing member of
                                        DC Funding Partners, portfolio manager
                                        for DENALI CAPITAL CLO V, LTD.,
                                        or an affiliate


                                        By: /s/ Nicole D. Kouba
                                            ------------------------------------
                                        Name: Nicole D. Kouba
                                        Title: Vice President


                                        Denali Capital LLC, managing member of
                                        DC Funding Partners, portfolio manager
                                        for DENALI CAPITAL CLO I, LTD.,
                                        or an affiliate


                                        By: /s/ Nicole D. Kouba
                                            ------------------------------------
                                        Name: Nicole D. Kouba
                                        Title: Vice President

                                        Denali Capital LLC, managing member of
                                        DC Funding Partners, portfolio manager
                                        for DENALI CAPITAL CLO II, LTD.,
                                        or an affiliate


                                        By: /s/ Nicole D. Kouba
                                            ------------------------------------
                                        Name: Nicole D. Kouba
                                        Title: Vice President


                                        Denali Capital LLC, managing member of
                                        DC Funding Partners, portfolio manager
                                        for DENALI CAPITAL CLO III, LTD.,
                                        or an affiliate


                                        By: /s/ Nicole D. Kouba
                                            ------------------------------------
                                        Name: Nicole D. Kouba
                                        Title: Vice President


                                        Denali Capital LLC, managing member of
                                        DC Funding Partners LLC, portfolio
                                        manager for DENALI CAPITAL CLO IV, LTD., or an affiliate


                                        By: /s/ Nicole D. Kouba
                                            ------------------------------------
                                        Name: Nicole D. Kouba
                                        Title: Vice President

                                        Denali Capital LLC, managing member of
                                        DC Funding Partners, portfolio manager
                                        for DENALI CAPITAL CLO V, LTD.,
                                        or an affiliate


                                        By: /s/ Nicole D. Kouba
                                            ------------------------------------
                                        Name: Nicole D. Kouba
                                        Title: Vice President


                                        Granite Ventures I Ltd.

                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager,
                                            as a Lender


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                                        Stone Tower CLO III Ltd.

                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager,
                                            as a Lender


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory

                                        Stone Tower CLO II Ltd.

                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager,
                                            as a Lender


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                                        Stone Tower CLO IV Ltd.

                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager,
                                            as a Lender


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                                        Granite Ventures II Ltd.

                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager,
                                            as a Lender


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                                        Stone Tower CDO Ltd.

                                        By: Stone Tower Debt Advisors LLC,
                                            as its Collateral Manager,
                                            as a Lender


                                        By: /s/ Michael W. Delpercio
                                            ------------------------------------
                                        Name: Michael W. Delpercio
                                        Title: Authorized Signatory


                                        National City Bank of Kentucky,
                                        as a Lender


                                        By: /s/ Deroy Scott
                                            ------------------------------------
                                        Name: Deroy Scott
                                        Title: Senior Vice President


                                        CIBC Inc., as a Lender


                                        By: /s/ Gerald Girardi
                                            ------------------------------------
                                        Name: Gerald Girardi
                                        Title: Authorized Signatory